                                                                   Exhibit 10.11


                             UNITHOLDERS AGREEMENT

                                 dated as of

                                April 19, 1996

                                 by and among

                                  PEAPOD LP,

                                 PEAPOD, INC.,

                                      and

                     EACH OF THE UNITHOLDERS NAMED HEREIN

                             UNITHOLDERS AGREEMENT
                             ---------------------


          THIS AGREEMENT is made as of April 19, 1996, by and among peapod LP, an Illinois limited partnership (the "Company"), Peapod, Inc., a Delaware corporation ("Peapod"), and each of the persons set forth on the Schedule of Investors attached hereto (collectively with their permitted successors and assigns, the "Investors"). Certain capitalized terms used herein are defined in
Section 7 hereof.

          The Investors will purchase 2,875,002 limited partnership units of the Company pursuant to a purchase agreement by and among certain of the Investors and the Company dated as of the date hereof (the "Purchase Agreement").

          In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

          1.  Board of Directors.

          (a) From and after the Closing (as defined in the Purchase Agreement) and until the provisions of this Section 1 cease to be effective, Peapod and the other parties hereto, as applicable, shall take all necessary and desirable actions within its and their control (including, without limitation, calling special board and stockholder meetings), so that:

          (i) Steven M. Friedman or such other subsequent representative designated by holders of a majority of the New Units (other than holders or their Affiliates that held Units prior to the Closing Date) in each case subject to Peapod's reasonable approval, shall be elected to the board of directors of Peapod (the "Board"). In the event that any such representative for any reason ceases to serve as a member of the Board during his term of office, the resulting vacancy on the Board shall be filled by a representative designated by holders of a majority of the New Units (other than holders or their Affiliates that held Units prior to the Closing Date), subject to the Company's reasonable approval;

          (ii) one representative designated by CIBC Wood Gundy Ventures, Inc. (the "CIBCWG Representative") and one representative designated by ELI-Pod, Inc. or Desai Capital Management (the "Desai Representative"), in each case subject to Peapod's reasonable approval, shall have such rights as set forth in this Section 1(a) (ii). Peapod shall give the CIBCWG

     Representative and the Desai Representative written notice of each meeting of the Board at the time such notice is given to the other members of the Board. Each of the CIBCWG Representative and the Desai Representative shall be entitled to receive all written materials and other information (including copies of meeting minutes) given to directors at the same time such materials and information are given to the directors. Each of the CIBCWG Representative and the Desai Representative shall be entitled to attend and participate in each such Board meeting (including telephonic meetings); and

          (iii) the Board shall hold a meeting at least once each quarter.

          (b) The provisions of Section 1(a) (i) shall terminate and be of no further force and effect if the Investors (other than holders or their Affiliates that held Units prior to the Closing Date) and their Affiliates hold in the aggregate less than 10% of the outstanding Units on a fully-diluted basis, and (x) before the third anniversary of the Closing Date, Eos Partners SBIC, L.P., Montreux International Equity Partners, L.P., and CIBC Wood Gundy Ventures, Inc. in the aggregate at any time own less than 80% of their combined percentage ownership of the Units on a fully-diluted basis on the Closing Date, or (y) after the third anniversary of the Closing Date, Eos Partners SBIC, L.P. Montreux International Equity Partners, L.P., and CIBC Wood Gundy Ventures, Inc. in the aggregate at any time own less than 50% of their combined percentage ownership of the Units on a fully-diluted basis on the Closing Date, and

          (c) The provisions of Section 1(a) (ii) shall terminate and be of no further force and effect if the Investors (other than holders or their Affiliates that held Units prior to the Closing Date) and their Affiliates hold in the aggregate less than 10% of the outstanding Units on a fully-diluted basis, and (x) before the third anniversary of the Closing Date, CIBC Wood Gundy Ventures, Inc. (with respect to the CIBCWG Representative only) or Eli-Pod, Inc. or Desai Capital Management (with respect to the Desai Representative only) at any time owns less than 80% of its percentage ownership of the Units on a fully-diluted basis on the Closing Date, or (y) after the third anniversary of the Closing Date, CIBC Wood Gundy Ventures, Inc. (with respect to the CIBCWG Representative only) or Eli-pod, Inc. or Desai Capital Management (with respect to the Desai Representative only) at any time owns less than 50% of its percentage ownership of the Units on a fully-diluted basis on the Closing Date.

          (d) The provisions of this Section 1 shall terminate automatically and be of no further force and effect upon a Qualified Public Offering.

          (e) If the holders of a majority of the New Units (other than holders or their Affiliates that held Units prior to the Closing Date) fail to designate a representative to fill a directorship pursuant to the terms of Section 1(a)(i), the election of a person to such directorship shall be accomplished in accordance with Peapod's Amended and Restated By-Laws and applicable law.

          (f) The Company shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board and any committee thereof.

          2.  Transfer and Issuance of New Units.

          (a) Transfer of New Units. The terms of this Section 2(a) are subject to Article XIV of the Agreement of Limited Partnership (the "Partnership Agreement"). In addition, each Investor hereby agrees that it will not sell, transfer, assign, pledge, hypothecate, or otherwise dispose of (a "Transfer") its New Units for a period of two years beginning on the date hereof to any person other than (i) to an Affiliate of such Investor (provided that the restrictions contained in this Section 2 shall continue to be applicable to the New Units after any such Transfer and provided further that the transferees of such New Units shall have agreed in writing to be bound by the provisions of this Agreement affecting the New Units so transferred), or (ii) pursuant to a Public Sale. Each Investor hereby further agrees that Peapod's right and option under Section 14.4 of the Partnership Agreement to purchase the Offered Units (as defined in Section 14.4(a) of the Partnership Agreement) shall be for a period of 120 days and not 30 days.

          (b)  First Offer Right.

          (i) Except for (1) the New Units; (2) options to purchase Units issued prior to the date hereof in connection with executive and employee compensation plans and agreements adopted by the Board; (3) Units or options to purchase Units which may hereafter be issued upon approval of the Board in connection with executive and employee compensation plans and agreements not exceeding 5% of the then outstanding Units on a fully-diluted basis; (4) Units issued in connection with a merger, consolidation, reorganization, or acquisition by the Company of the securities or assets of another entity; (5) any security if the holders of a majority of the New Units (other than holders of their Affiliates that held Units prior to the Closing Date) consent in writing that the terms of this Section 2(b) shall not apply to such security; (6) Units or other securities issued in connection with any Unit or other securities split, dividend, or recapitalization by the Company; and (7) securities not falling within the foregoing exceptions and issued on an aggregate basis for less than $1.5 million and more than the Liquidation Value individually, if the Company issues or sells any Units, the Company shall offer to sell to each holder of New Units (other than holders or their Affiliates that held Units prior to the Closing Date) a number of Units equal to the quotient determined by dividing (x) the number of Units then held by such holder by (y) the sum of the total number of outstanding Units plus Units issuable pursuant to options, warrants, rights to purchase Units, or convertible securities outstanding prior to such issuance or sale.

          (ii) In order to exercise its purchase rights hereunder, each holder of New Units (other than holders or their Affiliates that held Units prior to the Closing Date) must, within 20 days after receipt of written notice from the Company describing in reasonable detail the Units being offered, the purchase price thereof, the payment terms, and such holder's percentage allotment deliver a written notice to the Company describing its election to purchase all or portion of the Units offered therein hereunder.

          (iii) Upon the expiration of the offering period described above, the Company will be entitled to sell such Units which the holders of New Units (other than holders or their Affiliates that held Units prior to the Closing Date) have not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such holders. Any securities offered or sold by the Company after such 90-day period must be reoffered to the holders of New Units (other than holders or their Affiliates that held Units prior to the Closing Date) pursuant to the terms of this Section 2(b).

          (iv) The rights under this Section 2(b) will terminate upon the earlier to occur of (1) the effectiveness of a registration statement filed by the Company with the Securities and Exchange Commission under the Securities Act, (2) the holders of New Units (other than holders or their Affiliates that held Units prior to the Closing Date) in the aggregate own less than 10% of the outstanding Units on a fully-diluted basis, or (3) on the third anniversary of the date hereof.

          (v) The rights under this Section 2(b) may be assigned to a transferee of the Investor (or a subsequent transferee) pursuant to the terms hereof provided that notice of such assignment is given to the Company.

          (c) Participation Rights. The terms of this Section 2(c) are subject to Article XIV of the Partnership Agreement, including the Company's prior right and option to purchase Units contained in Section 14.4 thereof. At least 120 days prior to any Transfer of any New Units (other than a Transfer to an Affiliate or pursuant to a Public Sale) or any Transfer of more than 30% of the Units held by each of Andrew B. Parkinson or Thomas L. Parkinson (other than a Transfer to family members effected by will, laws of descent, or for estate planning purposes or a Transfer pursuant to a Public Sale), the Investor, Andrew
B. Parkinson, or Thomas L. Parkinson, as applicable, making such Transfer (collectively, the "Transferring Holder") shall deliver a written notice (the "Sale Notice") to the Company and to the Investors, Thomas L. Parkinson, and Andrew B. Parkinson (the "Other Holders"), specifying in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the Transfer. The Other Holders may elect to participate in the contemplated Transfer by delivering written notice to the Transferring Holder within 60 days after delivery of the Sale Notice. If any Other Holders have elected to participate in such Transfer, the Transferring Holder and such Other Holders shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of New Units (or Units, in the case of Thomas L. Parkinson and Andrew B. Parkinson) equal to the product of (i) the quotient determined by dividing the percentage of New Units plus Units owned by Thomas L. Parkinson and Andrew B. Parkinson (collectively, the "Total Units") owned by such person by the aggregate percentage of Total Units owned by the Transferring Holder and the Other Holders participating in such sale and (ii) the number of New Units and Units, in the case of Thomas L. Parkinson and Andrew B. Parkinson, to be sold in the contemplated Transfer.

          For example, if the Sale Notice contemplated a sale of 100 New Units by the Transferring Holder, and if the Transferring Holder at such time owns
30% of the Total Units and if one Other Holder elects to participate and owns 20% of the Total Units, the Transferring Holder would be entitled to sell 60 New Units (30%/50% X 100 New Units) and the Other Holder would be entitled to sell 40 New Units (20%/50% X 100 New Units).

          Each of the Investors, Andrew B. Parkinson, and Thomas L. Parkinson, as applicable, shall use best efforts to obtain the agreement of the prospective transferee(s) to the Participation of the Other Holders in any contemplated Transfer, and none of the Investors, Andrew B. Parkinson, and Thomas L. Parkinson, as applicable, shall transfer any of its New Units or his Units, as applicable, to the prospective transferee(s) if the prospective transferee(s) declines to allow the participation of the Other Holders.

          The provisions of this Section 2(c) shall terminate automatically and be of no further force and effect upon a Qualified Public Offering.

          (d) Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any New Units in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such New Units as the owner of New Units for any purpose.

          3. Legend. Each certificate for New Units and each certificate issued in exchange for or upon the transfer of any New Units (if such New Units remain New Units as defined herein after such Transfer) shall be imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND STATE SECURITIES LAWS IS AVAILABLE. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE UNITHOLDERS AGREEMENT, DATED AS OF APRIL 19, 1996, AS AMENDED FROM TIME TO TIME (THE "UNITHOLDERS AGREEMENT"), BY AND AMONG THE COMPANY AND CERTAIN INVESTORS NAMED THEREIN, AND IN THE AGREEMENT OF LIMITED PARTNERSHIP OF THE COMPANY, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."

          4.  Registration Rights.

          (a) Demand Registrations. All registrations requested pursuant to this section 4(a) are referred to herein as "Demand Registrations".

          (i) Following Third Anniversary. In the event the Company shall not have completed a Qualified Public Offering prior to the third anniversary of the Closing Date (used herein as defined in the Purchase Agreement), the holders of a majority of the New Units may thereafter request a registration under the Securities Act of all or part of their New Units on Form S-1 or any similar long-form registration ("Long-Form Registration"); provided the holders of at least 35% of the Units shall have consented to such request; and provided further that the per Unit offering price of the New Units requested to be so registered must equal at least twice the Liquidation Value (the "IPO Demand Registration"). Prior to the Company's filing of a registration statement relating to the IPO Demand Registration, the Company shall be reorganized into a "C" corporation. The holders of New Units will be entitled to request one additional Long-Form Registration following the IPO Demand Registration; provided that the aggregate offering value of the New Units requested to be registered in such additional Long-Form Registration must equal at least $10 million; provided further that any demand registration effected by Tribune National Marketing Company, Ameritech Corporation, or The Providence Journal Company pursuant to contractual rights shall preclude the additional permitted Long-Form Registration hereunder. Such request for a Long-Form Registration under this Section 4(a) (i) shall specify the approximate number of New Units requested to be registered and the anticipated per Unit price range for such offering.

          (ii) Following Qualified Public Offering. In the event the Company shall have completed a Qualified Public Offering prior to the third anniversary of the Closing Date, the holders of New Units following such Qualified Public Offering may request two Long-Form Registrations under the Securities Act of all or a part of their New Units; provided, that the aggregate offering price of the New Units requested to be registered in any such Long-Form Registration must equal at least $10 million; and provided further that each demand registration effected by Tribune National Marketing Company, Ameritech Corporation, or The Providence Journal Company shall preclude one of the permitted Long-Form Registrations hereunder. Any such request for a Long-Form Registration under this Section 4(a) (ii) shall specify the approximate number of New Units requested to be registered and the anticipated per Unit price range for such offering.

          (iii) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Sections 4(a) (i) and (ii), following the effectiveness of a registration statement filed by the Company in which all of the holders' New Units shall not have been included as requested, the holders of New Units may request one registration under the Securities Act of all or a part of their New Units on Form S-3 or any similar short-form registration ("Short-Form

     Registration"), if available, to register at least all of such New Units not so included; provided, that the aggregate offering price of the Units requested to be registered in any such Short-Form Registration must equal at lease $7.5 million. In addition, the holders of New Units may request one additional Short-Form Registration; provided, that the aggregate offering price of the Units requested to be registered in any such Short-Form Registration must equal at least $7.5 million. Any such request for a Short-Form Registration under this Section 4(a)(iii) shall specify the approximate number of New Units requested to be registered and the anticipated per Unit price range for such offering.

          (iv) Upon Effectiveness. A registration will not count as one of the permitted Demand Registrations until it has become effective (unless such registration has not become effective due solely to the fault of the holders requesting such registration).

           (v) Notice of and Priority on Demand Registrations. Any Investor that requests a Demand Registration shall notify each other Investor of such request within ten days thereafter to permit participation of such other Investor in such registration, which notice shall set forth the terms of such request. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of New Units and other Units requested to be included in such offering exceeds the number of New Units and other Units, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration the Units requested to be included in such registration, pro rata among the holders of such Units on the basis of the number of Units owned by each such holder; provided however, if such offering is pursuant to the IPO Demand Registration, the Company shall include in such offering any Units the Company shall propose to sell prior to including any outstanding New Units or Units provided for above.

          (vi) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration or a registration in which the holders of New Units were given piggyback rights pursuant to Section 4(b). The Company may postpone for up to 120 days the filing or the effectiveness of a registration statement for a Demand Registration if (1) the Company has engaged or will engage in a firm commitment underwritten public offering within 90 days of the request for resignation, or (2) the Company reasonably determines that the requested registration would interfere with a "material transaction", defined as a transaction that would require a filing on a Current Report on Form 8-K with the Securities and Exchange Commission under the Exchange Act; provided that in such event, the holders of New Units initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder.

          (vii) Selection of Underwriters. The Company will have the right to select the investment banker(s) and manager(s) of national standing to administer the offering, subject to the approval of the holders of a majority of the New Units included in any Demand Registration, which approval will not be unreasonably withheld.

          (b) Piggyback Registrations

          (i) Right to Piggyback. Whenever the Company proposes to register its securities for an aggregate offering price of at least $5 million under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of New Units (other than forms for registrations relating solely to employee benefit plans or transactions effected pursuant to Rule 145 under the Securities
     Act) (a "Piggyback Registration"), the Company will give prompt written notice to all holders of New Units of its intention to effect such a registration and will include in such registration all New Units with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company's notice.

          (ii) Priority on Primary Registrations. If a Piggyback Registration is an underwritten registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration: first, the securities the Company proposes to sell; and second, after all securities the Company proposes to sell are included, the Units requested to be included in such registration, pro rata among the holders of such Units on the basis of the number of Units owned by each such holder.

          (iii) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten registration other than on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration the Units requested to be included in such registration, pro rata among the holders of such Units on the basis of the number of Units owned by each such holder.

          (c) Holdback Agreements. Each holder of New Units agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 120-day period beginning on the effective date of any underwritten public offering of Units (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (d) Registration Procedures. Whenever the holders of New Units have requested that any New Units be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such New Units in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such New Units and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the New Units covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

          (ii) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than three months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (iii) furnish to each seller of New Units such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the New Units owned by such seller;

          (iv) use its best efforts to register or qualify such New Units under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the New Units owned by such seller (provided that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (y) subject itself to taxation in any such jurisdiction, or (z) consent to general service of process in any such jurisdiction);

          (v) notify each seller of such New Units, at any time when a prospectus-relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such New Units, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (vi) cause all such New Units to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if not so listed, to be listed on The Nasdaq Stock Market;

          (vii) provide a transfer agent and registrar for all such New Units not later than the effective date of such registration statement;

          (viii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the New Units being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such New Units;

          (ix) make available for inspection by any seller of New Units, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant, or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent in connection with such registration statement;

          (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

          (xi) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any New Units included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order.

          (e) Registration Expenses. The Company shall pay all expenses incident to the registration provisions of this Agreement, including without limitation, its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, the expenses and fees for listing the securities to be registered on the applicable securities exchange or on the Nasdaq Stock Market, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and selling commissions), and other persons retained by the Company (the "Registration Expenses"); provided, that in the event a Demand Registration is withdrawn by the Investors, then (as determined by the Investors holding a majority of the New Units originally requesting such registration) either (x) the Investors shall pay the Registration Expenses relating to such Demand Registration, or (y) such Demand Registration shall count as one of the permitted Demand Registrations hereunder; provided further that each Investor shall pay its allocable share of all underwriting discounts and selling commissions in connection with all such registrations.

          (f)  Indemnification Pursuant to a Registration.

          (i) The Company agrees to indemnify, to the extent permitted by law, each holder of New Units, its officers and directors and each person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, and expenses (including investigation and legal fees and expenses incurred in connection with any claim asserted) to which they or any of them may be subject caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers, and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of New Units.

          (ii) In connection with any registration statement in which a holder of New Units is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers, and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading based solely upon information so furnished to the Company in writing expressly for use therein; provided, however, that the maximum liability of such indemnifying holder hereunder shall be limited to the proceeds actually received by such holder from the sale of such securities.

          (iii) Any person entitled to indemnification hereunder will (x) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (y) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnified party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (iv) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

          (g) Participation in Underwritten Registrations. No person may participate in any registration hereunder which is underwritten unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers or attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements.

          (h) Rights of this Section. Notwithstanding any other provision contained herein, the rights under this Section 4 shall not inure to the benefit of any Investor that held any Units prior to the Closing Date. With respect to the New Units held by an Investor that held any Units prior to the Closing Date, such New Units shall be deemed "Registrable Securities" for purposes of the Agreement by and among Tribune National Marketing Company, the Company, and Peapod dated as of August 13, 1993, as amended as of September 15, 1994, and as further amended January 15, 1996, and the Agreement by and between The Providence Journal Company and the

Company dated as of July 27, 1995 as amended as of January 15, 1996.

          (i) Transfer of Registration Rights. The rights to cause the Company to register securities granted to an Investor under this Section 4 may be assigned to a transferee of the investor (or a subsequent transferee) pursuant to the terms hereof provided that notice of such assignment is given to the Company.

          5. Antidilution Provisions. In order to prevent dilution of the rights of the New Units, the number of New Units shall be subject to adjustment from time to time as provided in this Section 5.

          (a) Adjustment of Number of New Units. If and whenever on or after the date hereof, the Company issues or sells any Units for a consideration per Unit less than the Liquidation Value (used herein as defined in the Purchase Agreement), then immediately upon such issue or sale, the Company shall issue to each holder of New Units a number of New Units equal to the difference between
(x) the product of the Adjusted Liquidation Value in effect immediately prior to such issuance multiplied by the number of New Units held by such holder immediately prior to such issuance divided by the Adjusted Liquidation Value resulting from such issuance minus (y) the number of New Units held by such holder immediately prior to such issuance. "Adjusted Liquidation Value" means the quotient of (x) the sum of (1) the total purchase price of all New Units by the Investors (as set forth opposite "Total" under the column "Aggregate Purchase Price for the New Units" on Schedule 2.2 of the Purchase Agreement) plus (2) the consideration, if any, received by the Company upon the issuance (or deemed issuance pursuant to Section 5 (b) hereof) of additional Units divided by (y) the sum of (1) the number of New Units issued by the Company to the Investors (including the issuance of additional New Units pursuant to Section 6.5 of the Purchase Agreement) plus (2) the number of additional Units issued (or deemed to be issued pursuant to Section 5(b) hereof) by the Company.

          (b) Effect on Adjusted Liquidation Value of Certain Events. Solely for the purpose of determining the Adjusted Liquidation Value under Section 5(a), the following shall be applicable:

          (i) Exceptions. Notwithstanding any other provision in this Section 5(b), Section 5(a) shall not apply to issuances or sales by the Company of:
     (x) Units issued pursuant to options and warrants outstanding on the Closing Date; (y) Units or options to purchase Units which may hereafter be issued in connection with executive and employee compensation plans and agreements not exceeding 10% of the number of outstanding Units plus Units issuable pursuant to options, warrants, rights to purchase Units, or convertible securities on the date hereof; and (z) Units or other securities issued in connection with any Unit or other securities split, Unit or other securities dividend or recapitalization by the Company.

          (ii) Issuance of Rights or Options. If the Company in any manner grants any rights or options to subscribe for or to purchase Units or any other securities convertible into or exchangeable for Units (such rights or options being herein called "Options" and such convertible or exchangeable securities being herein called "Convertible Securities") and the price per Unit for which Units are issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Liquidation Value, then the total maximum number of Units issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Company for such price per Unit. For purposes of this Section, the "price per Unit for which Units are issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of Units issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Adjusted Liquidation Value shall be made upon the actual issuance of such Units or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Units upon conversion or exchange of such Convertible Securities.

          (iii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the price per Unit for which Units are issuable upon such conversion or exchange is less than the Liquidation Value, then the maximum number of Units issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per Unit. For the purposes of this Section, the "price per Unit for which Units are issuable upon such conversion or exchange" is determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of Units issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Adjusted Liquidation Value shall be made upon the actual issue of such Units upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Adjusted Liquidation Value had been or are to be made pursuant to other provisions of this Section, no further adjustment of the Adjusted Liquidation Value shall be made by reason of such issue or sale.

          (iv) Change in Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Units change at any time, the Adjusted Liquidation Value in effect at the time of such change shall be readjusted to the Adjusted Liquidation Value which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration, or changed conversion rate, as the case may be, at the time initially granted, issued, or sold and the number of New Units shall be correspondingly readjusted.

          (v) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the Adjusted Liquidation Value then in effect and the number of New Units acquirable hereunder shall be adjusted to the Adjusted Liquidation Value and the number of New Units which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

          (vi) Calculation of Consideration Received. If any Units, Options, or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount paid by the holder thereof. In case any Units,

     Options, or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration determined in good faith by the Board.

          (c) Subdivision or Combination of Units. If the Company at any time subdivides (by any Unit split, dividend, recapitalization or otherwise) its Units into a greater number of Units, the Adjusted Liquidation Value in effect immediately prior to such subdivision shall be proportionately reduced and the number of New Units shall be proportionately increased. If the Company at any time combines (by reverse Unit split or otherwise) its Units into a smaller number of Units, the Adjusted Liquidation Value in effect immediately prior to such combination shall be proportionately increased and the number of New Units shall be proportionately decreased.

          (d) Reorganization, Reclassification, Consolidation, Merger, or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another person, or other transaction which is effected in such a way that holders of Units are entitled to receive (either directly or upon subsequent liquidation) securities or assets with respect to or in exchange for Units is referred to herein as "Organic Change." In any such case, the Company shall make appropriate provision (in form and substance satisfactory to the holders representing a majority of the New Units then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 5 shall thereafter be applicable to the New Units (including, in the case of any such consolidation, merger, or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Adjusted Liquidation Value to the value for the Units reflected by the terms of such consolidation, merger, or sale, and a corresponding immediate adjustment in the number of New Units, if the value so reflected is less than the Adjusted Liquidation Value in effect immediately prior to such consolidation, merger, or sale). The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form and substance satisfactory to the holders representing a majority of the New Units then outstanding), the obligation to deliver to each such holder such shares of securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

          (e) Certain Events. If any event occurs of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions (including, without limitation, the granting of securities appreciation rights, phantom securities rights or other rights with equity features), then the Board shall make an appropriate adjustment in the Adjusted Liquidation Value and the number of New Units so as to protect the rights of the holders of the New Units; provided that no such adjustment shall increase the Adjusted Liquidation Value or decrease the number of New Units as otherwise determined pursuant to this Section 5.

          (f) Notices. Immediately upon any adjustment of the Adjusted Liquidation Value, the Company shall give written notice thereof to the holder of New Units, setting forth in reasonable detail and certifying the calculation of such adjustment. The Company shall also give written notice to the holders of New Units at least 20 days prior to the date on which any Organic Change, dissolution, or liquidation shall take place.

          (g) Termination. The rights under this Section 5 will terminate upon the earlier to occur of (i) the effectiveness of a registration statement filed by the Company with the Securities and Exchange Commission under the Securities Act with respect to an offering of Units, (ii) the holders of New Units (other than holders or their Affiliates that held Units prior to the Closing Date) in the aggregate own less than 10% of the outstanding Units on a fully-diluted basis, or (iii) on the third anniversary of the date hereof.

          6. Rollup. In the event Peapod, pursuant to Section 13.11 of the Partnership Agreement, causes the Company to incorporate its business, or any portion thereof, Peapod shall cause such incorporation to take the form of a transfer by each Limited and General Partner (as defined in the Partnership Agreement) of Units held by such Limited and General Partner to one or more corporations in exchange for shares of capital stock of such corporation(s), which exchange shall be done in manner that would avoid or minimize to the maximum extent possible (a) any limitations for purposes of Rule 144 under the Securities Act, on the tacking by the Investors of the holding periods of their respective Units surrendered in such exchange to the holding periods of the new securities respectively issued to them, and (b) the creation of taxable events for the Company, Peapod, or the Investors as a result of such exchange, and that would permit to the maximum extent possible any corporate Investor to effect a tax-free reorganization with the resulting corporation. From and after the consummation of such exchange, the resulting corporation shall be deemed to be the Company under this Agreement. The holders of New Units shall receive in such exchange shares of capital stock of the resulting corporation that contains substantially the same rights, preferences, and other terms as the New Units, and shall also contain voting rights.

          7.  Definitions.

          "Adjusted Liquidation Value" has the meaning set forth in Section 5(a) hereto.

          "Affiliate" of an Investor means any other person, entity or investment fund that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with the Investor.

          "Board" has the meaning set forth in Section 1 hereto.

          "CIBCWG Representative" has the meaning set forth in Section 1 hereto.

          "Company" has the meaning set forth in the preface hereto.

          "Convertible Securities" has the meaning set forth in Section 5(b)(ii) hereto.

          "Demand Registration" has the meaning set forth in Section 4(a)(i) hereto.

          "IPO Demand Registration" has the meaning set forth in
Section 4(a)(i) hereto.

          "Investors" has the meaning set forth in the preface hereto.

          "Long-Form Registration" has the meaning set forth in Section 4(a)(i) hereto.

          "New Units" means (i) any Units (as defined in the Partnership Agreement) purchased or otherwise acquired by any Investor pursuant to the Purchase Agreement or this Agreement, and (ii) any equity securities issued or issuable directly or indirectly with respect to the Units referred to in clause
(i) above by way of a securities dividend or split or in connection with a combination of securities, recapitalization, merger, consolidation, share exchange, or other reorganization. As to any particular Units constituting New Units such Units will cease to be New Units when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold in a Public Sale.

          "Options" has the meaning set forth in Section 5(b)(ii) hereto.

          "Organic Change" has the meaning set forth in Section 5(d) hereto.

          "Other Holders" has the meaning set forth in Section 2(c) hereto.

          "Partnership Agreement" has the meaning set forth in Section 2(a) hereto.

          "Peapod" has the meaning set forth in the preface hereto.

          "Piggyback Registration" has the meaning set forth in Section 4(b)(i) hereto.

          "Public Sale" means any sale of New Units to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer, or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

          "Purchase Agreement" has the meaning set forth in the preface hereto.

          "Qualified Public Offering" means the sale in an underwritten public offering registered under the Securities Act of Units having an aggregate value of at least $10 million.

          "Registration Expenses" has the meaning set forth in Section 4(e) hereto.

          "Sale Notice" has the meaning set forth in Section 2(c) hereto.

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Short-Form Registration" has the meaning set forth in Section 4(a)(iii) hereto.

          "Total Units" has the meaning set forth in Section 2(c) hereto.

          "Transfer" has the meaning set forth in Section 2(a) hereto.

          "Transferring Holder" has the meaning set forth in Section 2(c) hereto.

          8.  Miscellaneous.

          (a) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

          (b) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the parties hereto and supersedes any prior understandings, agreements, or representations by or between the parties hereto, written or oral, to the extent they related in any way to the subject matter hereof.

          (c) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. Transfers made pursuant to and in accordance with Section 2 hereof shall be permitted, and all permitted transfers (other than pursuant to a Public Sale) shall be bound by the terms hereof. Except as otherwise provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties hereto.

          (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          (e) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          (f) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given upon receipt if it is sent by facsimile, or reputable express courier, and addressed or otherwise sent to the intended recipient as set forth below:

          If to the Company or Peapod:

               Peapod, Inc.
               1033 University Place
               Evanston, Illinois 60201
               Attention:  Andrew B. Parkinson
               Facsimile:  (847) 492-0171

               Copy to:

               Scott N. Gierke, P.C.
               McDermott, Will & Emery
               227 West Monroe Street, 55th Floor
               Chicago, Illinois  60606
               Facsimile:  (312) 984-3669

          If to the Investors, to the addresses and facsimile numbers set forth on Schedule 2.2 to the Purchase Agreement.

               Copy to:

               John J. Suydam, Esq.
               O'Sullivan Graev & Karabell, LLP
               30 Rockefeller Plaza, 41st Floor
               New York, New York  10112
               Facsimile:  (212) 408-2420

Any party hereto may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address or facsimile number set forth above using any other means (including personal delivery, messenger service, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party hereto may change the address or facsimile number to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties hereto notice in the manner herein set forth.

          (g) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Illinois without giving effect to any choice or conflict of law provision or rule (either of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

          (h) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid against the Company or the Investors unless the same shall be in writing and signed by the Company and the holders of at least two-thirds of the New Units, respectively. No waiver by any parties hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         (i) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

                                     * * *

                               SIGNATURE PAGE TO
                             UNITHOLDERS AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first above written.

                             Peapod LP

                             By:  Peapod, Inc.
                                  its General Partner

                             By:  /s/ Andrew B. Parkinson
                                -----------------------------------------

                                  Printed Name:  Andrew B. Parkinson
                                               --------------------------

                                  Title:  President
                                        ---------------------------------

                             Peapod, Inc.

                             By:  /s/ Andrew B. Parkinson
                                -----------------------------------------

                                  Printed Name:  Andrew B. Parkinson
                                               --------------------------

                                  Title:  President
                                        ---------------------------------

                             /s/ Andrew B. Parkinson
                             --------------------------------------------
                             Andrew B. Parkinson, for purposes of
                             Section 2(c) only

                             /s/ Thomas L. Parkinson
                             --------------------------------------------
                             Thomas L. Parkinson, for purposes of
                             Section 2(c) only

                               SIGNATURE PAGE TO
                             UNITHOLDERS AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first above written.

                             Benaroya Capital Company

                             By:  /s/ John  T. Carleton
                                -----------------------------------------

                                  Printed Name:  John T. Carleton
                                               --------------------------

                                  Title:  Senior Vice President
                                        ---------------------------------

                               SIGNATURE PAGE TO
                             UNITHOLDERS AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first above written.

                             The Providence Journal Company

                             By:  /s/ Paul H. McTear Jr.
                                --------------------------------------------

                                  Printed Name:  Paul H. McTear Jr.
                                               -----------------------------

                                  Title:  VP Finance & Business Development
                                        ------------------------------------

                               SIGNATURE PAGE TO
                             UNITHOLDERS AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first above written.

                             Montreux International Equity Partners, L.P.

                             By:  Montreux Equity Management, L.P.
                                  its General Partner

                             By:  /s/ Daniel K. Turner III
                                -----------------------------------------

                                  Printed Name:  Daniel K. Turner III
                                               --------------------------

                                  Its:  General Partner

                               SIGNATURE PAGE TO
                             UNITHOLDERS AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first above written.

                             Eos Partners SBIC, L.P.

                             By:  Eos SBIC General, L.P.
                                  its General Partner

                             By:  Eos SBIC, Inc.
                                  its General Partner

                             By:  /s/ Marc H. Michel
                                -----------------------------------------

                                  Printed Name:  Marc H. Michel
                                               --------------------------

                                  Title:
                                        ---------------------------------

                               SIGNATURE PAGE TO
                             UNITHOLDERS AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first above written.

                             Tribune National Marketing Company

                             By:  /s/ M. Catherine Jaros
                                -----------------------------------------

                                  Printed Name:  M. Catherine Jaros
                                               --------------------------

                                  Title:  VP Marketing
                                        ---------------------------------

                               SIGNATURE PAGE TO
                             UNITHOLDERS AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first above written.

                             ELI-Pod, Inc.

                             By:  /s/ Frank J. Pados
                                -----------------------------------------

                                  Printed Name:  Frank J. Pados
                                               --------------------------

                                  Title:  President
                                        ---------------------------------

                               SIGNATURE PAGE TO
                             UNITHOLDERS AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first above written.

                             The Travelers Insurance Company

                             By:  /s/ Craig H. Farnswoe
                                -----------------------------------------

                                  Printed Name:  Craig H. Farnswoe
                                               --------------------------

                                  Title:  2nd Vice President
                                        ---------------------------------

                               SIGNATURE PAGE TO
                             UNITHOLDERS AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first above written.

                             Glenbrook Partners, L.P.

                             By:  Prim Ventures, Inc.
                                  its General Partner

                             By:  /s/ Peter R. Knapp
                                -----------------------------------------

                                  Printed Name:  Peter R. Knapp
                                               --------------------------

                                  Title:  Executive Vice President
                                        ---------------------------------

                               SIGNATURE PAGE TO
                             UNITHOLDERS AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first above written.

                             CIBC Wood Gundy Ventures, Inc.

                             By:  /s/ Lori G. Koffman
                                -----------------------------------------

                                  Printed Name:  Lori G. Koffman
                                               --------------------------

                                  Title:  Vice President
                                        ---------------------------------

                               SIGNATURE PAGE TO
                             UNITHOLDERS AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first above written.

                             Berkman Associates, L.P.

                             By:  Berkman Investors, Inc.
                                  its General Partner

                                  By:  /s/ David J. Berkman
                                     -----------------------------------------
                                     David J. Berkman
                                     Vice President